UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 30, 2005
Global Energy Group, Inc.
(Exact Name of Registrant)
Delaware
(State or other jurisdiction of incorporation)

000-31505	23-3020677

(Commission File Number)	(IRS Employer Identification No.)

5000 Legacy Drive, Ste.470 Plano, Texas	75024

(Address of Principal Executive Offices)	(Zip Code)
(972) 943-6040

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
     On December 30, 2005, Global Energy Group, Inc. adjourned its annual meeting. John Bailey, Global’s Secretary, announced that the meeting will be reconvened on January 16, 2006, at 10:00 a.m. local time at the office of the company located at 5000 Legacy Drive, Suite 470, Plano, Texas, 75024.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Energy Group, Inc.
By:	/s/ Craig N. Kitchen
Craig N. Kitchen
President & CEO

Date: December 30, 2005